Exhibit 99.1
SM BNP Paribas Loan Syndication Annual Investor Conference Bill Manias Senior Vice President and Chief Financial Officer Crestwood Midstream Partners LP May 13, 2011 DRAFT CONFIDENTIAL These (and the stripes on the dividers) are ungrouped shapes - the source shapes are in 02119N047_covers.cdr R:97 | G:143 | B:187 R:0 | G:28 | B:92 R:237 | G:173 | B:29 R:58 | G:119 | B:29 R:82 | G:154 | B:198

Forward Looking Statements This presentation contains forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, regarding future events, occurrences, circumstances, activities, performance, outcomes and results of Crestwood Midstream Partners LP ("Crestwood"). Although these statements reflect the current views, assumptions and expectations of Crestwood's management, the matters addressed herein are subject to numerous risks and uncertainties, which could cause actual activities, performance, outcomes and results to differ materially from those indicated. However, a variety of factors could cause actual results to materially differ from Crestwood's current expectations in financial condition, results of operations and cash flows including, without limitation, changes in general economic conditions; fluctuations in natural gas prices; failure or delays by our customers in achieving expected production natural gas projects; competitive conditions in our industry; actions or inactions taken or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers; our ability to consummate acquisitions and successfully integrate the acquired business and ability to realize any cost savings and other synergies from any acquisition; any disruption from the recent acquisition of midstream assets from Frontier Gas Services, LLC making it more difficult to maintain relationships with customers, employees or suppliers; fluctuations in the value of certain of our assets and liabilities; changes in the availability and cost of capital; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; construction costs or capital expenditures exceeding estimated or budgeted amounts; the effects of existing and future laws and governmental regulations, including environmental and climate change requirements; the effects of existing and future litigation; and risks related to our substantial indebtedness; as well as other factors disclosed in Crestwood's filings with the Securities and Exchange Commission. The forward-looking statements included in this presentation are made only as of the date of this presentation, and we undertake no obligation to update any of these forward-looking statements to reflect new information, future events or circumstances except to the extent required by applicable law. 2

Who We Are Crestwood Holdings Partners LLC ("Crestwood Holdings") Partnership between First Reserve Corp and Crestwood Management Team Strategy to create long term value through acquisition of high quality midstream assets and investment in organic infrastructure projects Focus on shale or unconventional resource plays due to (i) reasonable entry acquisition multiples on a relative value basis, (ii) volume certainty due to low exploratory risk, (iii) ability to match phased timing of HBP and development drilling with phased infrastructure build-out and capital deployment over extended period Acquired control of Crestwood Midstream Partners LP as our platform for growth Crestwood Midstream Partners LP ("Crestwood" or "CMLP") Formerly Quicksilver Gas Services LP (NYSE:KGS) - early midstream player in the Barnett Shale Changed its name and ticker to Crestwood Midstream Partners LP and (NYSE: CMLP) Current Enterprise Value of approximately $1.9 Billion (as of May 10, 2011) Common Unit Price - $29.90 (May 10, 2011) Distribution Per Unit - $0.44 quarter ($1.76 annualized) Yield - 5.9% 3

4 CMLP 1-Year Unit Price History April 18, 2011 Distribution of $0.44 per unit announced May 26, 2010 First Reserve and Crestwood Mgmt form Crestwood Holdings October 1, 2010 Crestwood Holdings acquires 100% of GP and 60% of LP of KGS January 18, 2011 Distribution of $0.43 per unit announced February 18, 2011 Announced purchase of assets from Frontier for $338 million April 1, 2011 Closing of Frontier acquisition, Issuance of Class C Units and Senior Notes May 4, 2011 1.8 million of common units issued at $30.65 July 22, 2010 Acquisition agreement between Crestwood Holdings and Quicksilver announced

5 CMLP Ownership Structure Frontier Assets Acquired April 1, 2011 33.0 million Common Units 6.2 million Class C Units $200 million Senior Notes (B3/B-) $500 million Revolving Credit Facility ___________________________ Based on unit price of $29.90 as of May 10, 2011. Includes 39.2MM LP units plus $300MM estimated GP valuation Total Pro Forma Debt as of 3/31/11 including $200MM Senior Notes Crestwood Midstream Partners LP (NYSE: CMLP) 48.9% LP Public and Class C Unit holders First Reserve Corporation Existing Barnett/Avalon Shale Assets Fayetteville Shale Assets Granite Wash Assets Crestwood Management Crestwood Holdings and other Entities 1.9% GP (IDRs) 49.2% LP Ownership as of May 10, 2011

6 Frontier Asset Acquisition Overview Purchase price of $338 million plus a $15 million contingent earn out Assets include over 150 miles of gas gathering and NGL pipelines, one cryogenic gas processing plant (one additional processing plant planned for 2011), three CO2 treating plants and 45,000 horsepower of compression including long term, majority fixed fee contracts with a diversified group of major and large independent producers Immediately accretive to CMLP distributable cash flow The acquisition of the Frontier Assets was financed with a combination of: $153 million Class C Units; privately placed with institutional investors $200 million principal amount of 7.75% Senior Unsecured Notes due 2019 $100 million commitment increase in the revolving credit agreement was initially underwritten by four of CMLP's lead banks, with BNP Paribas as Administrative Agent On April 1, 2011, Crestwood completed its acquisition of the midstream assets of Frontier Gas Services, LLC located in the Fayetteville Shale play of Arkansas and the Granite Wash play of the Texas Panhandle ("Frontier Assets")

Transaction Rationale

Crestwood MIDSTREAM PARTNERS LP

Basin Diversity	▪ Barnett Shale, Avalon Shale, Fayetteville Shale and Granite Wash
Producer and Cash Flow Diversification	▪ Expands Crestwood's customer portfolio and opportunity set ▪ Adds credit enhancing producers to Crestwood's customer base – BHP Billiton (BHP), BP America (BP), ExxonMobil/XTO (XTO), Chesapeake (CHK)
Expected Favorable Impact From BHP Announcement	▪ BHP's $4.75 billion acquisition supports Crestwood's value proposition in the Fayetteville area ▪ Potential acceleration of Fayetteville drilling program
Long-term, Fee Based Contracts	▪ Most of our fixed-fee Barnett Shale and Fayetteville contracts have initial terms through 2020 ▪ Granite Wash contracts range from 5 years to 11 years with percent-of-proceeds (POP) processing and fee based gathering services ▪ Fee-based cash flow is approximately 95% pro forma for acquisition
Significant Acreage Dedications	▪ Fayetteville Systems have over 100,000 acres dedicated – 1,000 – 1,100 drillable locations based on expected acreage spacing ▪ Granite Wash has over 13,000 acres dedicated with 100-150 drillable locations
Low Risk Volume Growth	▪ Positive drilling economics in both Barnett Shale and Fayetteville plays despite low gas prices ▪ Improved oil and NGL prices provide superior economics in the liquids rich Granite Wash and Avalon Shale which supports increased producer activity

7

Pro Forma Capitalization

Capitalization			
	Actual		Pro Forma
($mm)	3/31/2011	Adjustments	3/31/2011
Indebtedness:			
Revolving Credit Facility[1]	$ 292.8	$ (61.8)	$ 231.0
Senior Notes due 2019[2]	-	200.0	200.0
Total indebtedness	292.8	138.2	431.0
Total partners' capital[3]	254.1	205.4	459.5
Total capitalization	$ 546.9	$ 343.6	$ 890.5
Credit Statistics:			
Total debt / Adjusted EBITDA[4]	3.5x		4.3x
Debt / Total capitalization (%)	53.5%		48.4%

Notes:

1 Pro forma revolving credit facility balance refelcts $8.7 million of equity contribution received from the General Partner on April 1, 2011, and $53.1 million of net proceeds received on May 4, 2011 from the public offering of 1.8 million common units; both of which were used to reduce indebtedness under the revolving credit facility.

2 Represents the private offering of $200 million principal amount of 7.75% Senior Notes issued on April 1, 2011 (used to fund a portion of the Frontier Asset acquisition).

3 Includes $153.0 million of proceeds from the issuance of Class C units used to fund a portion of the Frontier Asset acquisition, $8.7 million received from the General Partner, and $53.1 million of net proceeds from the public offering of 1.8 million common units on May 4, 2011; offset by $9.4 million of estimated expenses related to the Frontier Asset acquisition.

4 Includes $82.9 million of Adjusted EBITDA of Crestwood for the twelve months ended March 31, 2011, and $18.0 million of Adjusted EBITDA from the Frontier Asset Acquisition or the year ended December 31, 2010 as provided in Form 8-K filed by Crestwood on March 21, 2011 (calculated as $9.4 million of operating income, plus $8.6 million of depreciation, amortization and accretion expense).

8

Asset Overview

Barnett Shale Assets

Fort Worth Basin of North Texas


Fort Worth Basin, TX
LEGEND
CMLP
Liquid Pipelines
Other Gas Pipelines
Denton
Tarrant
Hood
Johnson
Hill
Bosque
Alliance
• 48,720 HP compression
• 360 MMcfd CO_2 treating capacity
• 45.8 miles of gathering pipeline
Lake Arlington
• 30,480 HP compression
• 7.9 miles of gathering pipeline
Cowtown
• 325 MMcfd processing capacity
• 80,490 HP compression
• 262.3 miles of gathering pipeline
KWK Acreage

Key Highlights

- Crestwood owns and operates competitive gathering, processing and treating assets; low operating cost pipelines, high NGL recovery plants in the Barnett Shale
  - 320 miles of pipeline with 825 MMcfd capacity; 3 NGL processing plants; 1 Amine CO_2 treating plant; 160,000 HP compression
  - Assets primarily support Quicksilver Resources ("KWK") development program
- The Barnett Shale is one of the largest producing natural gas fields in North America [1]
  - 5.4 Bcf/d (12/2010); 29+ Tcf proved reserves; 14,000+ wells completed
  - 70 rigs still running in play; Core & Tier 1 area offers 10-25% returns at $4-$5/Mcf
- KWK is the 4th largest producer in the Barnett Shale
  - 155,000 acres; 40% developed; 10-year drilling inventory; 2.6 Tcfe proved reserves dedicated to CMLP
  - Expected 2011 volume growth in excess of 20%

1. *Barnett Shale Newsletter – RigData.*

10

11 Twin Groves / Prairie Creek / Woolly Hollow Significant long-term acreage dedications Fayetteville Shale Assets Largest third party gatherer in the Fayetteville Shale Producers include BHP Billiton, BP America and ExxonMobil's XTO subsidiary Five separate gathering systems which in aggregate include: 127 miles of gathering lines 35,070 HP of compression Gathering and delivery capacity to downstream pipeline of 510 MMcfe/d Treating capacity of 165 MMcfe/d Fee-based contracts (sliding scale incentivizes producers volume growth) Producer builds from wellhead to central delivery point Downstream interconnects with Ozark, Boardwalk and Fayetteville Express pipelines Wilson Creek AR Existing Gathering Pipeline Gathering Pipeline - Under Construction Compressor Station H.P. Transmission Pipeline Rose Bud Wilson Creek Overview

Granite Wash Assets

Systems positioned for long-term growth in liquids-rich area

Indian Creek System


NGL Takeaway Pipeline
To MAPL
ANR High Pressure Line
Northern Natural Gas High Pressure Line
Compressor
Existing Frontier Pipeline
Chesapeake Low Pressure Line
Plains Low Pressure Line
Linn Low Pressure Line
Pitco Low Pressure Line
Existing Frontier Liquids Line
CDP
Producing Gas Well
Permitted Gas Well
Indian Creek Dedication Area
Great Plains Acreage
Indian Creek Plant Site
Indian Creek North Station

Overview

- Gas gathering system and 36 MMcfe/d state-of-the-art cryogenic processing plant in Roberts County, Texas
- Producers include Chesapeake Energy and Linn Energy
- Significant capital expansion project opportunity
  - New 60 MMcfe/d cryogenic plant and gathering system being installed and expected to be operational by Q4 2011
- Premium downstream markets
  - NGL takeaway pipeline to Mid-America Pipeline (MAPL) which allows premium Mt. Belvieu pricing on liquids
  - Interconnects with ANR and Northern Natural
- 13,000+ acres currently dedicated
- POP plus gathering fee contracts


Texas Panhandle Granite Wash
Operator
Cordillera
Chesapeake
Forest
Cimarex
Newfield
Linn
Samson
EOG
Noble
Devon

Source: Tudor Pickering, HPDI

12

Avalon Shale Assets Crestwood has acquired 46 miles of natural gas gathering pipelines located in the Morrow/Atoka trend and the emerging Avalon Shale trend in Southeastern New Mexico The system is supported by approximately 55,000 acres of dedicated production and provides producers with access to multiple third party pipeline systems El Paso Natural Gas and Southern Union The Avalon Shale is a liquids-rich oil and gas field that is part of the Permian Basin It lies above the Bone Spring and Wolfberry formations; the play is primarily spread across parts of Southern Eddy and Southwestern Lea counties in New Mexico The Avalon is comprised of a series of individual sandstone zones ranging in depths from 6,500 feet to 9,000 feet 13 A BASS LEGACY COMPANY Avalon Shale Overview Avalon Map Acquisition Overview Major Producers in the Area

Crestwood – A Diversified Midstream Shale Play

Crestwood MIDSTREAM PARTNERS LP

- Shale gas plays have substantial gas-in-place meaning it is more of a "gas manufacturing" operation for producers; stable long-term growth
- Crestwood has over 320,000 acres dedicated under contracts through 2020 – 2025 with an excess of 5 Tcfe of reserve potential
- Diversified portfolio of low-development cost, dry gas basins and liquids-rich basins with compelling economics even at current gas prices

Geographical Footprint


Granite Wash
Fayetteville Shale
Avalon Shale
Barnett Shale
1
2
3
4
5
6
7
8
9
10

Granite Wash

- Granite Wash Horizontal Play benefits from superior drilling economics due to improved oil and NGL prices

Fayetteville Shale

- Fayetteville Shale Core is an attractive dry-gas basin for HBP drilling and later infill development
- BHP announced that it will spend approximately $800 MM to $1 billion per year to triple Fayetteville production

Avalon Shale

- Avalon Shale wells provide the opportunity to convert the Las Animas pipelines to rich gas service with processing

Barnett Shale

- Quicksilver plans to continue developing Core/Tier 1 Barnett Shale acreage with 20% YOY volume growth target in 2011

System Locations
1. Indian Creek
2. Wilson Creek
3. Prairie Creek
4. Twin Groves
5. Woolly Hollow
6. Rose Bud
7. Alliance
8. Lake Arlington
9. Cowtown & Corvette
10. Las Animas

14

Operating and Financial Overview

Continued Volume Growth 16 Gathering Volumes (Billion cubic feet) 2011 projected volumes are anticipated to average between 590 MMcf/d and 610 MMcf/d Includes Barnett Shale gathering systems and the nine-month contribution from the the Frontier Assets acquired on April 1, 2011 Barnett Shale Cowtown System - located in the "liquids-rich" area of the Barnett Shale Lake Arlington System - located in the Core area of the Barnett Shale Alliance System - supported by a long-term development agreement between Quicksilver Resources and Eni SpA, the national oil company of Italy Fayetteville Shale 5 distinct systems with multiple downstream interconnections and supported by approximately 100,000 acres of dedication Granite Wash Provides access to premium US Gulf Coast market through a third-party pipeline 59% CAGR (1) Represents mid-point of 2011 forecasted gathering volumes of 215.4 Bcf to 222.7 Bcf

Consistent Financial Performance 17 Adjusted EBITDA ($mm) Adjusted Distributable Cash Flow ($mm) Distributions Paid per Unit Distribution Coverage 53% CAGR Represents mid-point of 2011 forecasted Adjusted EBITDA of $110 million to $120 million, which includes the acquisition of assets from Frontier Gas Services beginning on April 1, 2011.

18 Key Investment Considerations SM 1: Long-term, Fee Based Contracts 2: Proven Core Acreage Dedications/ Credit Worthy Producers 3: High Quality Assets Requiring Low Maintenance 4: Business Diversification With Visible Low Risk Projects 5: Experienced Management Team R:97 | G:143 | B:187 R:0 | G:28 | B:92 R:237 | G:173 | B:29 R:58 | G:119 | B:29 R:82 | G:154 | B:198 6: Strong Sponsor Support

Non-GAAP Financial Measures 19 The following slide of this presentation provides reconciliations of the non-GAAP financial measures adjusted EBITDA and adjusted distributable cash flow to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States of America ("GAAP"). Our non-GAAP financial measures should not be considered as alternatives to GAAP measures such as net income or operating income or any other GAAP measure of liquidity or financial performance. We define adjusted EBITDA as net income from continuing operations plus, interest expense, provision for income taxes, depreciation and accretion expense and non-recurring transaction related expenses. Adjusted EBITDA is commonly used as a supplemental financial measure by senior management and by external users of our financial statements, such as investors, research analysts and rating agencies, to assess the financial performance of our assets without regard to financing methods, capital structures or historical cost basis. We define adjusted distributable cash flow as net income from continuing operations adjusted for: (i) the addition of depreciation and accretion expense; (ii) the addition of income taxes; (iii) the addition of non-cash interest expense; (iv) the subtraction of maintenance capital expenditures and (v) the addition of cash paid for non-recurring transaction related expenses. The GAAP measure most directly comparable to adjusted distributable cash flow is net income from continuing operations.

Non-GAAP Reconciliations 20

Non-GAAP Reconciliation: 2011 Forecast 21